Exhibit 10.8

EXECUTIVE SEVERANCE AGREEMENT

This EXECUTIVE SEVERANCE AGREEMENT (the “Agreement”) is effective as of November 21, 2013 (“Effective Date”) by and between Daniel P. Lally (“Employee”) and Pretium Packaging, LLC (“Pretium”).

RECITALS

A.    Employee is employed by Pretium or an affiliate of Pretium (Pretium and its affiliates are collectively referred to as the “Company”) in an executive capacity, possesses intimate knowledge of the business and affairs of the Company.

B.    The Company desires to ensure, insofar as possible, that the Company will continue to have the benefit of Employee’s services.

C.    The Company recognizes that circumstances may arise causing uncertainty of employment without regard to Employee’s competence or past contributions, which uncertainty may result in the loss of valuable services of Employee to the detriment of the Company and its members, and the Company and Employee wish to provide reasonable security to Employee against changes in Employee’s relationship with the Company, all as hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereafter contained, the parties hereto mutually covenant and agree as set forth below.

Article I - Definitions

When appearing with an initial capital letter in this Agreement, the following underlined and quoted terms have the meanings set forth below in this Article I.

1.1    “Cause,” when used with reference to a termination by the Company of Employee’s employment with the Company, means (i) Employee is charged or convicted of a felony or enters a guilty plea or no contest with respect to a felony, or is charged or convicted of any misdemeanor that either involves moral turpitude or has had or is reasonably anticipated to have an adverse effect on the business of the Company; (ii) Employee engages in any fraud, dishonesty, insubordination or misconduct in connection with the business of the Company; (iii) Employee engages in any conduct that causes, or reasonably may cause, direct or indirect financial or reputational injury to the Company or its members or managers; (iv) Employee fails in any material respect to perform his duties and obligations to the Company (and to correct any such failure promptly after notice from the Company); (v) Employee violates, in any material respect, any of the Company’s policies or practices (and does not correct any such failure promptly after notice from the Company); or (vi) Employee dies.

1.2    “Code” means the Internal Revenue Code of 1986, as amended.

1.3    “Good Reason,” when used with reference to a voluntary termination by Employee of Employee’s employment with the Company, means (i) a material diminution in Employee’s base compensation, (ii) a material diminution in Employee’s authority, duties, or responsibilities, (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Employee is required to report, (iv) a material diminution in the budget over which Employee retains authority, (v) a material change in the geographic location at which Employee must perform the services, or (vi) any other action or inaction that constitutes a material breach by the Company of the employment agreement, if any, under which the Employee provides services. Notwithstanding the foregoing provisions of this definition of Good Reason, (1) “Good Reason” will not exist if the Employee has in his or her sole discretion agreed in writing that such event does not constitute Good Reason; and (2) a termination of employment will not be considered to be for “Good Reason” unless (A) within sixty (60) days of the occurrence of the event claimed to be Good Reason, the Employee notifies the Company in writing of the reasons why he or she believes that Good Reason exists, (B) the Company has failed to correct the circumstance that would otherwise be Good Reason within thirty (30) days of receipt of such notice, and (C) the Employee terminates his or her employment within thirty (30) days of such thirty (30) day period (or, if earlier, within 60 days of the date the Company has confirmed to the Employee that Good Reason exists).

1.4    “Termination Date” means the effective date of the termination of Employee’s employment with the Company (i.e., Pretium and all affiliates of Pretium) that constitutes a “separation from service” within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.

ARTICLE II - TERM

2.1    Term. Subject to Section 2.2, the term of this Agreement (the “Initial Term”) is for a period of three (3) years commencing on the Effective Date.

2.2    Renewal. The Term will be automatically extended for successive one (1) year periods unless and until Employee provides Pretium with notice of his voluntary termination of employment with Pretium (other than a termination for Good Reason), unless sooner terminated as provided in this Agreement. The Initial Term and each renewal term are referred to as the “Term”.

ARTICLE III - Termination of Employment

3.1    For Cause. The Company may terminate Employee’s employment with the Company at any time for Cause, effective upon written notice to Employee specifying in reasonable detail the particulars of Employee’s conduct deemed by the Company to justify such termination for Cause.

3.2    Without Cause. The Company may terminate Employee’s employment with the Company without Cause at any time, effective upon written notice to Employee of termination specifying that such termination is without Cause.

3.3    For Good Reason. Employee may terminate Employee’s employment with the Company at any time, with or without Good Reason.

Article iv - Separation Benefits

4.1.    Benefits. Subjects to Section 4.3 and 4.4, if Employee’s employment with the Company is terminated during the Term (i) by the Company for any reason other than for Cause, or (ii) by Employee for Good Reason, Employee shall be entitled to the following separation benefits, less withholdings and deductions:

□    payment of Twelve (12) months (the “Benefit Period”) of the then existing salary of
Employee;

□	payment of the target bonus of the Employee equal to Fifty Percent (50%) of the salary amount for the Benefit Period;

□    payment of the Employee’s car allowance for the Benefit Period; and

□	such other amounts as may then be required by Federal or state law to be paid to terminated employees.

4.2    Payment. Subject to Sections 4.3 and 4.4, the Company shall pay the applicable amounts due hereunder to Employee in a single lump sum within the ninety (90) day period following the Termination Date.

4.3    Benefit Reduction. If it is determined (in the reasonable opinion of independent public accountants then regularly retained by the Company), that any amount payable to Employee under this Agreement or any other plan, program or agreement under which Employee participates or is a party would constitute an “Excess Parachute Payment” within the meaning of Section 280G of the Code (or any similar provision), subject to the excise tax imposed by Section 4999 of the Code, as amended from time to time (the “Excise Tax”), then the amount of benefits payable to the Employee under any provision of this Agreement will be reduced to the extent necessary so that no portion of the amounts payable to the Employee is subject to the Excise Tax. Employee will be responsible for any and all Excise Taxes (or similar taxes imposed upon such payments). The determination of the amount of reduction, if any, in the amounts payable to the Employee will be made in good faith by the Company’s independent public accountants, and a written statement setting forth the calculation thereof will be provided to the Employee.

4.4    Release. Notwithstanding anything to the contrary stated in this Agreement, Employee shall not be entitled to receive any of the benefits described in this Agreement unless he or she has executed and delivered to the Company a full and unconditional release, in form and content satisfactory to the Company, whereby Employee releases the Company (i.e., Pretium and all of its affiliates) and their officers, directors, employees, agents and representatives (the “Released Parties”) from any and all claims, demands, liabilities, obligations, damages and causes of action (personal, statutory or otherwise) whether known or unknown, matured or unmatured, fixed or contingent, which Employee may have or assert against the Released Parties, for any reason whatsoever, and the release also shall contain appropriate confidentiality and non-disparagement obligations from Employee in favor of the Released Parties, and the period during which Employee may revoke such release after execution and delivery to the Company as set forth therein has expired on or before the seventy-fifth (75th) day following the Termination Date. If the requirements of this Section 4.4 are not satisfied on or before the seventy-fifth (75th) day following the Termination Date (including the expiration of any revocation period for the release), then Employee is not entitled to receive any benefits under Section 4.1 and no payments will be made under Section 4.2.

4.5    No Benefit. If Employee’s employment with the Company is terminated for any reason other than such reasons specified in Section 4.1, Employee shall not be entitled to or paid any benefit under this Agreement.

ARTICLE V - CONFIDENTIALITY AND NON-COMPETITION

5.1    Confidentiality. During the course of the Employee's employment by the Company, the Employee has had and will have access to certain trade secrets and confidential information relating to the Company and its subsidiaries and affiliates (the "Protected Parties"), including but not limited to, customer, supplier and vendor lists, databases, competitive strategies, computer programs, frameworks, or models, their marketing programs, their sales, financial, marketing, training and technical information, their product development (and proprietary product data) and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Protected Parties create, develop, acquire or maintain their products and marketing plans, target their potential customers and operate their retail and other businesses (hereinafter collectively referred to as "Confidential Information”). The Employee acknowledges that such Confidential Information constitutes valuable, highly confidential, special and unique property of the Protected Parties. The Employee shall hold in a fiduciary capacity for the benefit of the Protected Parties all Confidential Information relating to the Protected Parties and their businesses, which shall have been obtained by the Employee during the Employee's employment by the Protected Parties and which shall not be or become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). The Employee shall not, during the period the Employee is employed by the Company or other Protected Party or at any time during the twenty-four (24) months thereafter, disclose any Confidential Information, directly or indirectly, to any person or entity for any reason or purpose whatsoever, nor shall the Employee use it in any way, except (i) in the course of the Employee's employment with, and for the benefit of, the Protected Parties, (ii) to enforce any rights or defend any claims hereunder or under any other agreement to which the Employee is a party, provided that such disclosure is relevant to the enforcement of such rights or defense of such claims and is only disclosed in the formal proceedings related thereto, (iii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with jurisdiction to order him to divulge, disclose or make accessible such information, provided that the Employee shall give prompt written notice to the Company of such requirement, disclose no more information than is so required, and cooperate with any attempts by the Company to obtain a protective order or similar treatment, (iv) as to such Confidential Information that becomes generally known to the public or trade without his violation of this Section 5.1. The Employee understands and agrees that the Employee shall acquire no rights to any such Confidential Information.

5.2    Non-Solicitation or Hire. During the Term and for a period of twelve (12) months following the termination of the Employee's employment for any reason, the Employee shall not (a) directly or indirectly solicit, attempt to solicit or induce (x) any party who is a customer of the Protected Parties, who was a customer of the Company or any of the Protected Parties at any time during the twelve (12) month period immediately prior to the date the Employee's employment terminates or who is a prospective customer that has been identified and targeted by the Company or other Protected Party, for the purpose of marketing, selling or providing to any such party any services or products offered by or available from the Protected Parties, or (y) any supplier to the Protected Parties to terminate, reduce or alter negatively its relationship with the Protected Parties or in any manner interfere with any agreement or contract between the Protected Parties and such supplier.

5.3    Non-Competition. During the Term and for a period of twelve months following the termination of the Employee's employment for any reason, the Employee shall not, without the Company's prior written consent, whether individually, as a director, manager, member, stockholder, partner, owner, employee, consultant or agent of any business, or in any other capacity, other than on behalf of the Protected Parties, organize, establish, own, operate, manage, control, engage in, participate in, invest in, permit his name to be used by, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or business organization), or otherwise assist any person or entity that engages in or owns, invests in, operates, manages or controls any venture or enterprise which engages or proposes to engage in any business conducted by the Protected Parties on the date of the Employee's termination of employment or within twelve (12) months of the Employee's termination of employment in the geographic locations where the Protected Parties engage or propose to engage in such business (the "Business"). Notwithstanding the foregoing, nothing in this Agreement shall prevent the Employee from owning for passive investment purposes not intended to circumvent this Agreement, less than five percent (5%) of the publicly traded common equity securities of any company engaged in the Business (so long as the Employee has no power to manage, operate, advise, consult with or control the competing enterprise and no power, alone or in conjunction with other affiliated parties, to select a director, manager, general partner, or similar governing official of the competing enterprise other than in connection with the normal and customary voting powers afforded the Employee in connection with any permissible equity ownership).

5.4    Nondisparagement. The Employee agrees that he will not at any time (whether during or after the Term) publish or communicate to any person or entity any Disparaging (as defined below) remarks, comments or statements concerning the Protected Parties and their respective present and former members, partners, directors, officers, shareholders, employees, agents, attorneys, successors and assigns. "Disparaging" remarks, comments or statements are those that impugn the character, honesty, integrity or morality or business acumen or abilities in connection with any aspect of the operation of business of the individual or entity being disparaged.

5.5    Remedies; Specific Performance. The Employee acknowledges and agrees that the Employee's breach or threatened breach of any of the restrictions set forth in Article V will result in irreparable and continuing damage to the Protected Parties for which there may be no adequate remedy at law and that the Protected Parties shall be entitled to seek equitable relief, including specific performance and injunctive relief as remedies for any such breach or threatened or attempted breach, without requiring the posting of a bond. The Employee hereby consents to the grant of an injunction (temporary or otherwise) against the Employee or the entry of any other court order against the Employee prohibiting and enjoining him from violating, or directing him to comply with any provision of Article V. The Employee also agrees that such remedies shall be in addition to any and all remedies available to the Protected Parties against him for such breaches or threatened or attempted breaches.

ARTICLE VI - Miscellaneous

6.1    Notice. All notices hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered personally or by courier, or (b) when received by facsimile (including electronic mail), receipt confirmed, or (c) on the third business day following the mailing thereof by registered or certified mail, postage prepaid, or (d) on the first business day following the mailing thereof by overnight delivery service, in each case addressed as set forth below:

If to the Company:    Pretium Packaging, LLC
15450 South Outer Forty Drive
Chesterfield, Missouri 63017
Attention: Mr. George Abd

If to Employee:        Mr. Daniel P. Lally
283 Herworth Drive
Chesterfield, Missouri 63005

A party may change the address to which notices are to be addressed by giving the other party written notice in the manner herein set forth.

6.2    Successors; Binding Agreement.

(a)    Company shall require any successor to all or substantially all of the business or assets of the Company (whether such succession is direct or indirect, by purchase, merger, consolidation or otherwise), prior to or upon such succession, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place.

(b)    This Agreement is personal to Employee and Employee may not assign or delegate any part of Employee’s rights or duties hereunder to any other person, except that this Agreement shall inure to the benefit of and be enforceable by Employee’s legal representatives, executors, administrators, heirs and beneficiaries.

6.3    Headings. The headings in this Agreement are inserted for convenience of reference only and shall not in any way affect the meaning or interpretation of this Agreement.

6.4    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.5    Entire Agreement. This instrument constitutes the entire agreement of the parties in this matter and shall supersede any other agreement between the parties, oral or written, concerning the same subject matter.

6.6    Amendment. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing specifically referring hereto, and signed by the parties hereto.

6.7    Governing Law. In light of Company’s and Employee’s substantial contacts with the State of Missouri, the parties’ interests in ensuring that disputes regarding the interpretation, validity and enforceability of this Agreement are resolved on a uniform basis, and the Company’s execution of, and the making of, this Agreement in Missouri, the parties agree that: (i) any litigation involving any noncompliance with or breach of the Agreement, or regarding the interpretation, validity or enforceability of the Agreement, shall be filed and conducted exclusively in the state courts in St. Louis County, Missouri, or the U.S. District Court for the Eastern District of Missouri; and (ii) this Agreement shall be interpreted in accordance with and governed by the laws of the State of Missouri, without regard for any conflict of law principles. Employee agrees that Employee under no circumstances will, either alone or in conjunction with anyone else, file or pursue any such litigation other than in such state or federal courts in Missouri, and Employee hereby consents and agrees that any such litigation filed in any other court(s) shall be dismissed and that Employee may be enjoined from filing or pursuing any such action.

6.8.    Third Party Beneficiaries. Employee agrees that Pretium’s affiliates are third party beneficiaries of this Agreement and hereby consents to the enforcement by any affiliate of Pretium of the provisions contained herein.

6.9    Withholding Taxes. The Company may withhold from any amounts payable under this Agreement such federal, state, local, foreign or other taxes as may be required to be withheld pursuant to any applicable law or regulation.

6.10    Section 409A of the Code.

(a)    It is intended that the provisions of this Agreement comply with Section 409A of the Code (“Code Section 409A”), and all provisions of this Agreement shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Code Section 409A.

(b)    A termination of employment with the Company shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Code Section 409A upon or following a termination of employment with the Company unless such termination is also a “separation from service” within the meaning of Code Section 409A, and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(c)    If, at the time of Employee’s separation from service, the Company makes a good faith determination that Employee is a “specified employee” (within the meaning of Section Code 409A), then to the extent any payment or benefit that Employee becomes entitled to under this Agreement on account of such separation of service would be considered nonqualified deferred compensation under Code Section 409, the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, such payment or benefit shall be paid or provided at the date which is six (6) months and one day after such separation from service.

IN WITNESS WHEREOF, Employee and Pretium have entered into this Agreement as of the Effective Date.

PRETIUM PACKAGING, LLC		EMPLOYEE

By:	/S/ George A. Abd, CEO and President	/S/ Daniel P. Lally
	George A. Abd	Daniel P. Lally

Date:	11/21/2013	11/21/2013

EXECUTIVE SEVERANCE AGREEMENT

This EXECUTIVE SEVERANCE AGREEMENT (the “Agreement”) is effective as of November 21, 2013 (“Effective Date”) by and between Timothy J. Wehrfritz (“Employee”) and Pretium Packaging, LLC (“Pretium”).

RECITALS

A.    Employee is employed by Pretium or an affiliate of Pretium (Pretium and its affiliates are collectively referred to as the “Company”) in an executive capacity, possesses intimate knowledge of the business and affairs of the Company.

B.    The Company desires to ensure, insofar as possible, that the Company will continue to have the benefit of Employee’s services.

C.    The Company recognizes that circumstances may arise causing uncertainty of employment without regard to Employee’s competence or past contributions, which uncertainty may result in the loss of valuable services of Employee to the detriment of the Company and its members, and the Company and Employee wish to provide reasonable security to Employee against changes in Employee’s relationship with the Company, all as hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereafter contained, the parties hereto mutually covenant and agree as set forth below.

Article I - Definitions

When appearing with an initial capital letter in this Agreement, the following underlined and quoted terms have the meanings set forth below in this Article I.

1.1    “Cause,” when used with reference to a termination by the Company of Employee’s employment with the Company, means (i) Employee is charged or convicted of a felony or enters a guilty plea or no contest with respect to a felony, or is charged or convicted of any misdemeanor that either involves moral turpitude or has had or is reasonably anticipated to have an adverse effect on the business of the Company; (ii) Employee engages in any fraud, dishonesty, insubordination or misconduct in connection with the business of the Company; (iii) Employee engages in any conduct that causes, or reasonably may cause, direct or indirect financial or reputational injury to the Company or its members or managers; (iv) Employee fails in any material respect to perform his duties and obligations to the Company (and to correct any such failure promptly after notice from the Company); (v) Employee violates, in any material respect, any of the Company’s policies or practices (and does not correct any such failure promptly after notice from the Company); or (vi) Employee dies.

1.2    “Code” means the Internal Revenue Code of 1986, as amended.

1.3    “Good Reason,” when used with reference to a voluntary termination by Employee of Employee’s employment with the Company, means (i) a material diminution in Employee’s base compensation, (ii) a material diminution in Employee’s authority, duties, or responsibilities, (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Employee is required to report, (iv) a material diminution in the budget over which Employee retains authority, (v) a material change in the geographic location at which Employee must perform the services, or (vi) any other action or inaction that constitutes a material breach by the Company of the employment agreement, if any, under which the Employee provides services. Notwithstanding the foregoing provisions of this definition of Good Reason, (1) “Good Reason” will not exist if the Employee has in his or her sole discretion agreed in writing that such event does not constitute Good Reason; and (2) a termination of employment will not be considered to be for “Good Reason” unless (A) within sixty (60) days of the occurrence of the event claimed to be Good Reason, the Employee notifies the Company in writing of the reasons why he or she believes that Good Reason exists, (B) the Company has failed to correct the circumstance that would otherwise be Good Reason within thirty (30) days of receipt of such notice, and (C) the Employee terminates his or her employment within thirty (30) days of such thirty (30) day period (or, if earlier, within 60 days of the date the Company has confirmed to the Employee that Good Reason exists).

1.4    “Termination Date” means the effective date of the termination of Employee’s employment with the Company (i.e., Pretium and all affiliates of Pretium) that constitutes a “separation from service” within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.

ARTICLE II - TERM

2.1    Term. Subject to Section 2.2, the term of this Agreement (the “Initial Term”) is for a period of three (3) years commencing on the Effective Date.

2.2    Renewal. The Term will be automatically extended for successive one (1) year periods unless and until Employee provides Pretium with notice of his voluntary termination of employment with Pretium (other than a termination for Good Reason), unless sooner terminated as provided in this Agreement. The Initial Term and each renewal term are referred to as the “Term”.

ARTICLE III - Termination of Employment

3.1    For Cause. The Company may terminate Employee’s employment with the Company at any time for Cause, effective upon written notice to Employee specifying in reasonable detail the particulars of Employee’s conduct deemed by the Company to justify such termination for Cause.

3.2    Without Cause. The Company may terminate Employee’s employment with the Company without Cause at any time, effective upon written notice to Employee of termination specifying that such termination is without Cause.

3.3    For Good Reason. Employee may terminate Employee’s employment with the Company at any time, with or without Good Reason.

Article iv - Separation Benefits

4.1.    Benefits. Subjects to Section 4.3 and 4.4, if Employee’s employment with the Company is terminated during the Term (i) by the Company for any reason other than for Cause, or (ii) by Employee for Good Reason, Employee shall be entitled to the following separation benefits, less withholdings and deductions:

□    payment of Twelve (12) months (the “Benefit Period”) of the then existing salary of
Employee;

□	payment of the target bonus of the Employee equal to Fifty Percent (50%) of the salary amount for the Benefit Period;

□    payment of the Employee’s car allowance for the Benefit Period; and

□	such other amounts as may then be required by Federal or state law to be paid to terminated employees.

4.2    Payment. Subject to Sections 4.3 and 4.4, the Company shall pay the applicable amounts due hereunder to Employee in a single lump sum within the ninety (90) day period following the Termination Date.

4.3    Benefit Reduction. If it is determined (in the reasonable opinion of independent public accountants then regularly retained by the Company), that any amount payable to Employee under this Agreement or any other plan, program or agreement under which Employee participates or is a party would constitute an “Excess Parachute

Payment” within the meaning of Section 280G of the Code (or any similar provision), subject to the excise tax imposed by Section 4999 of the Code, as amended from time to time (the “Excise Tax”), then the amount of benefits payable to the Employee under any provision of this Agreement will be reduced to the extent necessary so that no portion of the amounts payable to the Employee is subject to the Excise Tax. Employee will be responsible for any and all Excise Taxes (or similar taxes imposed upon such payments). The determination of the amount of reduction, if any, in the amounts payable to the Employee will be made in good faith by the Company’s independent public accountants, and a written statement setting forth the calculation thereof will be provided to the Employee.

4.4    Release. Notwithstanding anything to the contrary stated in this Agreement, Employee shall not be entitled to receive any of the benefits described in this Agreement unless he or she has executed and delivered to the Company a full and unconditional release, in form and content satisfactory to the Company, whereby Employee releases the Company (i.e., Pretium and all of its affiliates) and their officers, directors, employees, agents and representatives (the “Released Parties”) from any and all claims, demands, liabilities, obligations, damages and causes of action (personal, statutory or otherwise) whether known or unknown, matured or unmatured, fixed or contingent, which Employee may have or assert against the Released Parties, for any reason whatsoever, and the release also shall contain appropriate confidentiality and non-disparagement obligations from Employee in favor of the Released Parties, and the period during which Employee may revoke such release after execution and delivery to the Company as set forth therein has expired on or before the seventy-fifth (75th) day following the Termination Date. If the requirements of this Section 4.4 are not satisfied on or before the seventy-fifth (75th) day following the Termination Date (including the expiration of any revocation period for the release), then Employee is not entitled to receive any benefits under Section 4.1 and no payments will be made under Section 4.2.

4.5    No Benefit. If Employee’s employment with the Company is terminated for any reason other than such reasons specified in Section 4.1, Employee shall not be entitled to or paid any benefit under this Agreement.

ARTICLE V - CONFIDENTIALITY AND NON-COMPETITION

5.1    Confidentiality. During the course of the Employee's employment by the Company, the Employee has had and will have access to certain trade secrets and confidential information relating to the Company and its subsidiaries and affiliates (the "Protected Parties"), including but not limited to, customer, supplier and vendor lists, databases, competitive strategies, computer programs, frameworks, or models, their marketing programs, their sales, financial, marketing, training and technical information, their product development (and proprietary product data) and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Protected Parties create, develop, acquire or maintain their products and marketing plans, target their potential customers and operate their retail and other businesses (hereinafter collectively referred to as "Confidential Information”). The Employee acknowledges that such Confidential Information constitutes valuable, highly confidential, special and unique property of the Protected Parties. The Employee shall hold in a fiduciary capacity for the benefit of the Protected Parties all Confidential Information relating to the Protected Parties and their businesses, which shall have been obtained by the Employee during the Employee's employment by the Protected Parties and which shall not be or become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). The Employee shall not, during the period the Employee is employed by the Company or other Protected Party or at any time during the twenty-four (24) months thereafter, disclose any Confidential Information, directly or indirectly, to any person or entity for any reason or purpose whatsoever, nor shall the Employee use it in any way, except (i) in the course of the Employee's employment with, and for the benefit of, the Protected Parties, (ii) to enforce any rights or defend any claims hereunder or under any other agreement to which the Employee is a party, provided that such disclosure is relevant to the enforcement of such rights or defense of such claims and is only disclosed in the formal proceedings related thereto, (iii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with jurisdiction to order him to divulge, disclose or make accessible such information, provided that the Employee shall give prompt written notice to the Company of such requirement, disclose no more information than is so required, and cooperate with any attempts by the Company to obtain a protective order or similar treatment, (iv) as to such Confidential Information that becomes generally known to the public or trade without his violation of this Section 5.1. The Employee understands and agrees that the Employee shall acquire no rights to any such Confidential Information.

5.2    Non-Solicitation or Hire. During the Term and for a period of twelve (12) months following the termination of the Employee's employment for any reason, the Employee shall not (a) directly or indirectly solicit, attempt to solicit or induce (x) any party who is a customer of the Protected Parties, who was a customer of the Company or any of the Protected Parties at any time during the twelve (12) month period immediately prior to the date the Employee's employment terminates or who is a prospective customer that has been identified and targeted by the Company or other Protected Party, for the purpose of marketing, selling or providing to any such party any services or products offered by or available from the Protected Parties, or (y) any supplier to the Protected Parties to terminate, reduce or alter negatively its relationship with the Protected Parties or in any manner interfere with any agreement or contract between the Protected Parties and such supplier.

5.3    Non-Competition. During the Term and for a period of twelve months following the termination of the Employee's employment for any reason, the Employee shall not, without the Company's prior written consent, whether individually, as a director, manager, member, stockholder, partner, owner, employee, consultant or agent of any business, or in any other capacity, other than on behalf of the Protected Parties, organize, establish, own, operate, manage, control, engage in, participate in, invest in, permit his name to be used by, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or business organization), or otherwise assist any person or entity that engages in or owns, invests in, operates, manages or controls any venture or enterprise which engages or proposes to engage in any business conducted by the Protected Parties on the date of the Employee's termination of employment or within twelve (12) months of the Employee's termination of employment in the geographic locations where the Protected Parties engage or propose to engage in such business (the "Business"). Notwithstanding the foregoing, nothing in this Agreement shall prevent the Employee from owning for passive investment purposes not intended to circumvent this Agreement, less than five percent (5%) of the publicly traded common equity securities of any company engaged in the Business (so long as the Employee has no power to manage, operate, advise, consult with or control the competing enterprise and no power, alone or in conjunction with other affiliated parties, to select a director, manager, general partner, or similar governing official of the competing enterprise other than in connection with the normal and customary voting powers afforded the Employee in connection with any permissible equity ownership).

5.4    Nondisparagement. The Employee agrees that he will not at any time (whether during or after the Term) publish or communicate to any person or entity any Disparaging (as defined below) remarks, comments or statements concerning the Protected Parties and their respective present and former members, partners, directors, officers, shareholders, employees, agents, attorneys, successors and assigns. "Disparaging" remarks, comments or statements are those that impugn the character, honesty, integrity or morality or business acumen or abilities in connection with any aspect of the operation of business of the individual or entity being disparaged.

5.5    Remedies; Specific Performance. The Employee acknowledges and agrees that the Employee's breach or threatened breach of any of the restrictions set forth in Article V will result in irreparable and continuing damage to the Protected Parties for which there may be no adequate remedy at law and that the Protected Parties shall be entitled to seek equitable relief, including specific performance and injunctive relief as remedies for any such breach or threatened or attempted breach, without requiring the posting of a bond. The Employee hereby consents to the grant of an injunction (temporary or otherwise) against the Employee or the entry of any other court order against the Employee prohibiting and enjoining him from violating, or directing him to comply with any provision of Article V. The Employee also agrees that such remedies shall be in addition to any and all remedies available to the Protected Parties against him for such breaches or threatened or attempted breaches.

ARTICLE VI - Miscellaneous

6.1    Notice. All notices hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered personally or by courier, or (b) when received by facsimile (including electronic mail), receipt confirmed, or (c) on the third business day following the mailing thereof by registered or certified mail, postage prepaid, or (d) on the first business day following the mailing thereof by overnight delivery service, in each case addressed as set forth below:

If to the Company:    Pretium Packaging, LLC
15450 South Outer Forty Drive
Chesterfield, Missouri 63017
Attention: Mr. George Abd

If to Employee:        Mr. Timothy J. Wehrfritz
1113 Horse Run Court
Chesterfield, Missouri 63005

A party may change the address to which notices are to be addressed by giving the other party written notice in the manner herein set forth.

6.2    Successors; Binding Agreement.

(a)    Company shall require any successor to all or substantially all of the business or assets of the Company (whether such succession is direct or indirect, by purchase, merger, consolidation or otherwise), prior to or upon such succession, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place.

(b)    This Agreement is personal to Employee and Employee may not assign or delegate any part of Employee’s rights or duties hereunder to any other person, except that this Agreement shall inure to the benefit of and be enforceable by Employee’s legal representatives, executors, administrators, heirs and beneficiaries.

6.3    Headings. The headings in this Agreement are inserted for convenience of reference only and shall not in any way affect the meaning or interpretation of this Agreement.

6.4    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.5    Entire Agreement. This instrument constitutes the entire agreement of the parties in this matter and shall supersede any other agreement between the parties, oral or written, concerning the same subject matter.

6.6    Amendment. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing specifically referring hereto, and signed by the parties hereto.

6.7    Governing Law. In light of Company’s and Employee’s substantial contacts with the State of Missouri, the parties’ interests in ensuring that disputes regarding the interpretation, validity and enforceability of this Agreement are resolved on a uniform basis, and the Company’s execution of, and the making of, this Agreement in Missouri, the parties agree that: (i) any litigation involving any noncompliance with or breach of the Agreement, or regarding the interpretation, validity or enforceability of the Agreement, shall be filed and conducted exclusively in the state courts in St. Louis County, Missouri, or the U.S. District Court for the Eastern District of Missouri; and (ii) this Agreement shall be interpreted in accordance with and governed by the laws of the State of Missouri, without regard for any conflict of law principles. Employee agrees that Employee under no circumstances will, either alone or in conjunction with anyone else, file or pursue any such litigation other than in such state or federal courts in Missouri, and Employee hereby consents and agrees that any such litigation filed in any other court(s) shall be dismissed and that Employee may be enjoined from filing or pursuing any such action.

6.8.    Third Party Beneficiaries. Employee agrees that Pretium’s affiliates are third party beneficiaries of this Agreement and hereby consents to the enforcement by any affiliate of Pretium of the provisions contained herein.

6.9    Withholding Taxes. The Company may withhold from any amounts payable under this Agreement such federal, state, local, foreign or other taxes as may be required to be withheld pursuant to any applicable law or regulation.

6.10    Section 409A of the Code.

(a)    It is intended that the provisions of this Agreement comply with Section 409A of the Code (“Code Section 409A”), and all provisions of this Agreement shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Code Section 409A.

(b)    A termination of employment with the Company shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Code Section 409A upon or following a termination of employment with the Company unless such termination is also a “separation from service” within the meaning of Code Section 409A, and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(c)    If, at the time of Employee’s separation from service, the Company makes a good faith determination that Employee is a “specified employee” (within the meaning of Section Code 409A), then to the extent any payment or benefit that Employee becomes entitled to under this Agreement on account of such separation of service would be considered nonqualified deferred compensation under Code Section 409, the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, such payment or benefit shall be paid or provided at the date which is six (6) months and one day after such separation from service.

IN WITNESS WHEREOF, Employee and Pretium have entered into this Agreement as of the Effective Date.

PRETIUM PACKAGING, LLC		EMPLOYEE

By:	/S/ George A. Abd, CEO and President	/S/ Timothy J. Wehrfritz
	George A. Abd	Timothy J. Wehrfritz

Date:	11/21/2013	11/21/2013